SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date  of  Report  (Date  of  earliest  event  reported)     FEBRUARY 10, 2000
                                                            -----------------

                             MINES MANAGEMENT, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

     IDAHO                               0-29786               91-0538859
     -----                               -------               ----------
(State  or  other  jurisdiction        (Commission            (IRS Employer
of  incorporation)                    File  Number)            Identification
                                                               No.)

     905  W.  RIVERSIDE  AVENUE,  STE.  311     SPOKANE,  WA  99201
     --------------------------------------     -------------------
                    (Address  of  principal  executive  offices)

Registrant's  telephone  number,  including  area  code          (509)  838-6050
                                                                 ---------------

                                      N/A
       (Former  name  or  former  address, if changed since last report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS.

The letter addressed to the Commission from the former accountant stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree is attached hereto as Exhibit I.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MINES  MANAGEMENT,  INC
Date:     September  12,  2000        By:/s/ William R. Green
          --------------------        ------------------------------------
                                      William  R.  Green,  President

Exhibit I.


(Logo of Williams & Webster, P.S.)


                              WILLIAMS & WEBSTER PS
                          CERTIFIED PUBLIC ACCOUNTANTS
                        BANK OF AMERICA FINANCIAL CENTER
                           W 601 RIVERSIDE, SUITE 1940
                                SPOKANE, WA 99201
                                 (509) 838-5111

February 15, 2000

Securities and Exchange Commission
450 Fifth Street SW
Washington DC  20549

Re:  Mines Management, Inc.
     Commission File Number 0-029786

Dear Sirs:

We are in agreement with the statements made by the above registrant in it's Form 8-K dated February 10, 2000.

Our independent auditor's report on the financial statements of Mines Management, Inc. for the years ended December 31, 1997 and December 31, 1998 has contained no adverse opinion or disclaimer of opinion, nor was it modified as uncertainty, audit scope, or accounting principles.

There were no disagreements with Mines Management, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Sincerely,

/s/ Williams & Webster, P.S.
Williams & Webster, P.S.